Exhibit 99.1

Investor Presentation Fourth Quarter Ended December 31, 2016 NYSE : AF

Forward Looking Statements 2 This presentation contains a number of forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar terms and phrases, including references to assumptions. Forward - looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward - looking statements. These factors include, without limitation, the following: the timing and occurrence or non - occurrence of events that may be subject to circumstances beyond our control; the impact of the termination of the merger agreement with NYCB, including and resulting changes in our operations; increases in competitive pressure among financial institutions or from non - financial institutions; changes in the interest rate environment; changes in deposit flows, loan demand or collateral values; changes in accounting principles, policies or guidelines; changes in general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry; legislative or regulatory changes, including those that may be implemented by the new administration in Washington, D.C; supervision and examination by the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System and the Consumer Financial Protection Bureau; effects of changes in existing U.S. government or government - sponsored mortgage programs; our ability to successfully implement technological changes; our ability to successfully consummate new business initiatives; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future; or our ability to implement enhanced risk management policies, procedures and controls commensurate with shifts in our business strategies and regulatory expectations. We have no obligation to update any forward - looking statements to reflect events or circumstances after the date of this presentation.

Corporate Profile NYSE : AF » Astoria Financial, with assets of $14.6 billion is the holding company for Astoria Bank (established in 1888), with deposits of $8.9 billion, and is the eighth largest publicly traded financial institution in our core market » 23 consecutive years of core profitability as a public company (1) » Stable and healthy credit metrics throughout the financial crisis » Clean , well capitalized balance sheet » On December 20, 2016, Astoria Financial Corporation and New York Community Bancorp mutually agreed to terminate their definitive merger agreement effective January 1, 2017 3 (1) Refers to net income recalculated to exclude net realized gains and losses on securities, amortization of intangibles and impairment of goodwill, and other nonrecurring items. Core profitability is a non - GAAP financial measure .

Strategy and Business Fundamentals 4 Conservative Corporate Strategy • Core competencies: - Mortgage lending - Retail banking - Business banking • Reposition asset/liability mix - Focus on multi - family & commercial real estate loans - Expand business banking presence - Increase core deposits, decrease CDs • Disciplined cost control Disciplined Lending • Multi - family & commercial real estate lending - High quality - Approximately 85% of multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization - Low LTVs • Residential lending - Geographically diverse loan portfolio - Low LTVs and no sub - prime, payment option or negative amortization loans - Primarily jumbo 5/1 and 7/1 ARMs and 15 year fixed rate loans Attractive and Stable Franchise • Significant deposit market share (1) • Core market is more densely populated and wealthier than U.S. average (1) Strong Leadership and Culture • Solid & seasoned management team • Significant community involvement through funding and volunteer efforts Sources: SNL Financial LC, Company filings. (1) Deposit market share as of June 30, 2016. Core market includes Long Island market consisting of Kings, Queens, Nassau and Suffolk counties .

Strong Capital Position 5 Tier 1 Leverage Common Equity Tier 1 Risk-Based Tier 1 Risk-Based Total Risk-Based Tangible Common Equity 12.09% 20.85% 20.85% 21.88% 10.85% 17.29% 18.78% 19.81% 9.73% Bank Holding Company At December 31, 2016 Note: The regulatory capital ratios represent calculations under the Basel III Capital Rules, which became effective for Astoria Bank and Astoria Financial Corporation on January 1, 2015, and the Dodd - Frank Act. Prior to 2015, Astoria Financial Corporation was not subject to regulatory capital requirements.

Multi - family/Commercial Real Estate Lending MF/CRE loan portfolio totaled $4.8 billion at December 31, 2016 and represents 46% of the total loan portfolio. » $4.8 billion portfolio 4Q16 originations of $97.5 million, with a weighted average LTV at origination of approximately 34% and weighted average debt service coverage ratio of approximately 2.17, all in footprint Weighted average LTV (1) on total MF/CRE loan portfolio < 43% » Focus on rent controlled, rent stabilized apartments in New York City Approximately 85% of the multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization Pipeline of approximately $142.7 million at December 31, 2016 with weighted average coupon of approximately 3.45% 6 (1) LTV ratios are based on current principal balances and original appraised values .

Residential Mortgage Lending » $5.4 billion portfolio Primarily prime, jumbo 5/1 and 7/1 hybrid ARMs and 15 year fixed rate loans No sub - prime, payment option or negative amortization ARM lending 4Q16 originations of $239.7 million with a weighted average LTV at origination of approximately 58% Weighted average LTV (1) on total residential loan portfolio < 57% Pipeline of approximately $251.4 million at December 31, 2016 » Multiple delivery channels provide flexibility & efficiency Retail Commissioned brokers Third party originators » Geographically diversified portfolio Reduces lending concentrations 7 (1) LTV ratios are based on current principal balances and original appraised values . Regardless of channel, all loans underwritten to Astoria’s stringent standards

Retail Banking Philosophy » Consultative approach to helping consumers achieve financial health and well - being » Pro - active sales culture – PEAK Process » Focus on customer service High customer satisfaction Favorably positioned against the competition » Community involvement Support over 700 local organizations and not - for - profit agencies 8 Astoria Bank is an integral part of the fabric of the communities it serves

Strong Banking Footprint 9 CORE MARKET (Kings, Queens, Nassau & Suffolk) Total Population – 7.9 Million (Exceeds population of 38 individual U.S. states) Total Deposits - $234.6 Billion Kings County (Brooklyn) Population: 2.7 million Median household income: $51K Deposits: $ 1.2 billion Branches: 12 Market share: 2% Queens County Population: 2.4 million Median household income: $61K Deposits: $ 2.2 billion Branches: 18 Market share: 4% Nassau County Population: 1.4 million Median household income: $103K Deposits: $3.4 billion Branches: 28 Market share: 5 % Suffolk County * Population: 1.5 million Median household income: $92K Deposits: $ 2.0 billion Branches: 26 Market share: 4% Manhattan (NYC) Population: 1.7 million Median household income: $78K Deposits: $75.7 million Branches : 1 Westchester Population: 1.0 million Median household income: $88K Deposits: $0.3 billion Branches: 3 Market share: 0.4% Well Positioned in Core Long Island Market Sources: FDIC Summary of Deposits (as of June 30, 2016) SNL Financial LC

Leading Retail Banking Franchise » Changed name to Astoria Bank on June 1, 2014 Better reflects our business as a diversified, full service community bank » $8.9 billion in deposits, 88 branch locations Stable source of funds – weighted average rate: 0.28% C ore deposits * totaled $7.3 billion , or 82% of total deposits; up from 78% of total deposits at December 31, 2015 53% of households that have a retail CD account also have a low cost checking, savings or money market account relationship » 93% of depositors, with $8.0 billion in deposits, live within 5 miles of a branch » Banking branches with high average deposits contribute to franchise value Long Island Offices (84) – Nassau (28), Suffolk (26), Queens (18), Brooklyn (12) Average Deposits of $102 Million (1) Westchester Offices (3) – Average Deposits of $103 Million New York City Office (1) – Opened March 31, 2014 – Deposits of $84 Million » Multiple delivery channels ATM’s, telephone, Internet and mobile banking 10 * Core deposits include savings, money market and checking accounts (1) Average Deposits for core Long Island offices do not include the Long Island City branch, which opened on November 30, 2015 .

Business Banking Expansion » Business deposits totaled $1.1 billion at December 31, 2016 » 43 employees currently supporting the business at December 31, 2016, up from 21 at year - end 2012 _ » Approximately 70% of Astoria Bank’s 88 branches are headed by experienced commercial bankers » Business loans, including commercial real estate loans originated through business banking operations have grown 20% in the past twelve months 11

Current Focus » Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement 12

Residential 58% MF 33% CRE 7% Other 2% Residential 54% MF 37% CRE 7% Other 2% Residential 52% MF 39% CRE 7% Other 2% Balance Sheet Repositioning Trend 13 Deposits Core 78% CDs 22% Core 82% CDs 18% Loans At December 31, 2016 2014 Core 72% CDs 28% 2015

Current Focus » Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement 14

Net Interest Margin 15 2012 2013 2014 2015 2016 2.16% 2.25% 2.32% 2.36% 2.37% 2012 2013 2014 2015 2016 Cost of interest - bearing liabilities 1.64% 1.24% 1.09% 1.00% 0.96% Yield on interest - earning assets 3.73% 3.41% 3.34% 3.29% 3.25%

Asset and Liability Repricing » CDs were either issued or repriced during December 2016 with a weighted average rate of 0.33% » CDs scheduled to mature: 1Q17: $0.3 billion with a weighted average rate of 0.41% 2Q17: $0.2 billion with a weighted average rate of 0.63% 3Q17: $0.1 billion with a weighted average rate of 0.70% 4Q17: $0.1 billion with a weighted average rate of 0.65% » Borrowings scheduled to mature (1): 1Q17: $1.0 billion with a weighted average rate of 0.76% 2Q17: $0.4 billion with a weighted average rate of 0.93% 3Q17: None 4Q17: None » Residential hybrid ARMs scheduled to reset into 1 year ARMs: 1Q17: $0.5 billion with a weighted average rate of 3.51% 2Q17: $0.6 billion with a weighted average rate of 3.46% 3Q17: $0.6 billion with a weighted average rate of 3.57% 4Q17: $0.6 billion with a weighted average rate of 3.70% 16 $0.7 billion in CDs Weighted Average Rate: 0.56% $1.4 billion in Borrowings Weighted Average Rate: 0.80% $2.3 billion in Residential Hybrid ARMs Weighted Average Rate: 3.57% (1) Excludes $250 million of Senior Notes due June 19, 2017 at a rate of 5%

» Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement Current Focus 17

Interest Rate Risk Management » One year cumulative interest rate sensitivity gap at December 31, 2016 : 5.06 % At December 31, 2016 core deposits totaled $7.3 billion or 82% of total deposits; up from 78% of total deposits at December 31, 2015 » Key balance sheet components Approximately $4.2 billion, or 41%, of mortgage portfolio matures or reprices in one year or less Weighted average life of MBS portfolio of 4.1 years 18

» Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement Current Focus 19

Asset Quality » Conservative underwriting, top quality loans, low LTV $3.1 billion , or 58% of residential portfolio, originated 2008 through 4Q16 with a weighted average LTV of 54% (1) , substantially all of which are current Residential I/O portfolio reduced by $1.9 billion, or 85.1% over last 3 years ($405.0 million, or 55.1% over the last year alone) to $330.5 million at December 31, 2016 Top quality multi - family and commercial real estate loan portfolios ▪ Approximately 85% of multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization ▪ Average LTV for portfolio loans < 43% (1) » Top quality MBS portfolio 99.9% GSE/agency Average life 4.1 years 20 (1) LTV ratios are based on current principal balances and original appraised values .

Asset Quality 21 (1) Includes $132.8 million of home equity loans. (2) Includes $32.4 million of residential loans, $3.1 million of multi - family loans, $5.3 million of CRE loans, in each case, which were current or less than 90 days past due. (3) Does not foot due to rounding. (4) Includes loans which were current totaling $34.7 million at December 31, 2016. $43.9 million at December 31, 2015, $57.1 at December 31, 2014 Consumer & Multi-family Loan portfolio balance $ 5,399.2 $ 4,048.7 $ 729.5 $ 239.9 (1) $ 10,417.2 (3) Non-performing loans (NPLs) (2) $ 134.0 $ 4.4 $ 5.3 $ 4.5 $ 148.2 NPLs/total loans 1.29% 0.04% 0.05% 0.04% 1.42% Net loan charge-offs (recoveries) 4Q16 $ 0.0 $ (0.2) $ 0.0 $ (0.2) $ (0.4) Net loan charge-offs (recoveries) YTD $ 4.5 $ (1.7) $ (0.5) $ 0.5 $ 2.7 (3) Other Residential TotalCRE Selected asset quality metrics at December 31, 2016, except as noted ($ in millions ) + = At December, 2014 $ 99.9 $ 65.0 $ 62.8 $ 127.8 $ 227.7 163.9 At December, 2015 $ 105.5 $ 54.3 $ 83.9 $ 138.2 $ 243.7 163.9 At December, 2016 $ 93.5 $ 40.9 $ 107.3 $ 148.2 $ 241.7 Past Due (4) Past Due NPLs Total Delinquent Loans and NPLs Total Delinquent Loans 30-89 Days Past Due NPLs 90 Days or More NPLs Less Than 90 Days Two year delinquent loan migration trend (in millions)

Investment Summary » Conservative Corporate Strategy Quality mortgage lending Quality retail and business banking Disciplined cost control Well capitalized for all bank regulatory purposes » Disciplined Lending Multi - family/CRE 4Q16 originations of $97.5 million with a weighted average LTV at origination of approximately 34% and weighted average debt service coverage ratio of approximately 2.17 all in footprint Residential 4Q16 originations of $239.7 million with a weighted average LTV at origination of approximately 58% $3.1 billion, or 58% of residential portfolio, originated 2008 through 4Q16, with weighted average LTVs of approximately 54% (1) , substantially all of which are current No Alt A loans originated since 2007 Residential I/O portfolio reduced by $1.9 billion, or 85.1% over last 3 years ($405.0 million, or 55.1% over the last year alone) to $330.5 million at December 31, 2016 » Attractive and Stable Franchise Significant deposit market share in core market (2) Core deposit growth – emphasis on personal and business checking, marketing campaigns » Strong Leadership and Culture Average of 36 years of executive management experience Insider ownership at 11% 22 (1) LTV ratios are based on current principal balances and original appraised values. (2) Core market includes Kings, Queens, Nassau and Suffolk counties.

Addendum

Solid and Seasoned Management Team 24 Responsibility Age Years in Banking Monte N. Redman President & CEO Chief Executive Officer 66 42 Hugh J. Donlon Sr. EVP & CLO Chief Lending Officer 53 31 Alan P. Eggleston Sr. EVP & CRO Chief Risk Officer 63 36 Frank E. Fusco Sr. EVP & CFO Chief Financial Officer 53 26 Gerard C. Keegan (1) Vice Chairman, Sr. EVP & COO Chief Operating Officer 70 45 Josie Callari Executive Vice President Chief Support Services Officer 63 44 Robert J. DeStefano Executive Vice President Chief Information Officer 57 37 Brian T. Edwards Executive Vice President Managing Director, Retail Banking Group 55 23 (1) Mr. Keegan announced that he will be retiring effective March 31, 2017

Residential Loan Portfolio 25 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $7.6 $7.4 $6.3 $5.1 $3.8 $3.0 $2.2 $1.5 $0.7 $0.3 $4.0 $4.9 $5.6 $5.8 $6.8 $6.7 $5.8 $5.4 $5.3 $5.1 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 $8.0 $6.9 $6.0 $5.4 Interest-Only Amortizing 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $2.9 $2.5 $2.1 $1.8 $1.6 $1.4 $1.2 $1.0 $0.9 $0.7 $8.7 $9.8 $9.8 $9.1 $9.0 $8.3 $6.8 $5.9 $5.1 $4.7 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 $8.0 $6.9 $6.0 $5.4 Alt A Full Doc Interest - Only (1) vs . Amortizing Alt A (2) vs. Full Doc (in Billions ) (1) Interest - Only loans require borrowers to pay interest only during the first ten years of the loan term. No interest - only loans h ave been originated since 2010. (2) Alt A loans are comprised primarily of stated income, full asset loans. No Alt A loans have been originated since 2007 . (3) Included in Alt A loans are $99.6 million of interest - only loans (3)

Geographic Composition of Residential Loan Originations 26 New York 48% New Jersey 5% Washington 7% Massachusetts , 6% Virginia 5% Connecticut 6% Other 17% California, 6% New York 45% New Jersey 6% Washington 7% Connecticut 7% Virginia 5% Massachusetts 8% Other 16% California 6% For the Quarter ended December 31, 2016 For the Year Ended December 31, 2016 Total Residential Loan Originations $285.0 Million (1) Weighted Average LTV:58% (3) Total Residential Loan Originations $893.6Million (2) Weighted Average LTV: 60% (3) (1) Includes $45.3 million originated for sale . (2) Includes $129.7 million originated for sale. (3) Loans originated for portfolio.

Significant Market Share Penetration 27 June 30, 2016 Market # of DepositsInstitution Deposits Share Branches Per Branch 1 Chase $ 54,232 23.1% 345 $157 2 Citibank 27,222 11.6 122 223 3 Capital One 25,464 10.9 159 160 4 NY Community Bancorp 15,602 6.7 118 132 5 TD Bank 15,496 6.6 119 130 6 Bank of America 12,184 5.2 118 103 7 HSBC 10,978 4.7 78 141 8 ASTORIA* 8,756 3.7 84 104 9 Signature Bank 8,384 3.6 15 559 10 Santander 7,570 3.2 38 199 Total - Top 10 $ 185,888 79.2% 1,196 $155 Total - Core Market $ 234,643 100.0% 1,728 $136 Brooklyn, Queens, Nassau and Suffolk Ranked by June 2016 Market Share ($ in millions) * Astoria’s deposits highlighted above are comprised of retail and business community deposits. Astoria does not solicit broker or municipal deposits . Source: FDIC Summary of Deposits. Data as of June 30, 2016. Data represents the top ten institutions ranked by market share.

Retail CDs: $2.7B @ 1.47 % Core Deposits (Savings , Money Market and Checking): $6.8B @ 0.11% Core Deposits (Savings , Money Market and Checking): $7.3B @ 0.12% Retail CDs: $1.6B @ 1.01% 82% 18% 72% 28% 78% 22% Retail CDs: $2.0B @ 1.16% Core Community Deposits 28 Core Deposits (Savings , Money Market and Checking): $7.1B @ 0.12% 2014 53 % of the households that have a retail CD account also have a low cost checking, savings or money market account relationship. 2015 Low - cost core deposits increasing as a percentage of total deposits Retail CDs: $2.7B @ 1.47% Core Deposits (Savings , Money Market and Checking): $6.8B @ 0.11 % At December 31, 201 6

Sales – PEAK Process » A “needs” based approach to sales rather than “product” based approach » Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network » Incentives for strong performance, both individual and team 29 P erformance based on E nthusiasm, A ctions and K nowledge “Sales Oriented and Service Obsessed”

Customer Satisfaction » 77% of Astoria customers are highly satisfied » 74% of Astoria customers are highly likely to recommend Astoria to friend/family member » Satisfaction with the branch is by far the strongest driver of overall satisfaction – 87% of Astoria customers are highly satisfied with quality of branch service 30 Key Findings: Favorably Positioned Against Competitors Results are based on a 2014 Customer Satisfaction Survey.

Community Involvement » Education First Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live and the neighborhoods we serve » Neighborhood Outreach Through funding and volunteer efforts, supports over 700 community - based organizations and not - for - profit agencies that enrich the communities within our market area Reinforces community involvement by promoting neighborhood news and events in our local community branches 31 Key Initiatives Astoria Bank is an integral part of the fabric of the communities it serves

Contact Information 32 Web Site: www.astoriabank.com Email: ir@astoriabank.com Telephone: (516) 327 - 7877 Address: Astoria Financial Corporation Attn: Investor Relations One Astoria Bank Plaza Lake Success, NY 11042